UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 22, 2005
                                                ______________________________


                         Willow Grove Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


          Pennsylvania               000-49706                   80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                19002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (215) 646-5405
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On February 22, 2005, the Bank entered into a Memorandum of Settlement Terms and Conditions (the "Settlement Agreement") which provides for the settlement and resolution of all matters with respect to the Bank and all Bank related parties in the case known as ATS Products Corporation v. Willow Grove Bank (U.S. District Court for the Eastern District of Pennsylvania) and all related actions (these cases previously have been described under the heading "Legal Proceedings" in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 and its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, which descriptions are incorporated herein by reference). Pursuant to the terms of the Settlement Agreement, the Bank has agreed to make certain payments in full settlement of all claims (a substantial portion of which will be covered by the Bank's indemnity insurance). The Settlement Agreement which has been filed in the United States District Court, is subject to and conditioned upon the approval of the United States Bankruptcy Court for the Eastern District of Pennsylvania due to one plaintiff's pending bankruptcy proceeding (although the court-appointed bankruptcy trustee has agreed to the Settlement Agreement and the parties have agreed to use their best efforts to seek and obtain the approval of the Bankruptcy Court). While the Bank believes that the Bankruptcy Court will approve the Settlement Agreement, no assurances can be given as to whether the Bankruptcy Court will provide the necessary approval. Based on the terms of the Settlement Agreement, the Company expects to record a pretax charge of approximately $918,000 (approximately $624,000 tax-effected) in the quarter ended March 31, 2005 with respect to this settlement.



                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



Date:  March 9, 2005          By: /s/ Frederick A. Marcell Jr.
                                  -------------------------------
                                  Frederick A. Marcell Jr.
                                  President and Chief Executive Officer